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                                                                  Exhibit 10.3

                              VISIBLE GENETICS INC.

                           EMPLOYEE SHARE OPTION PLAN
                        (AS AMENDED THROUGH MAY 19, 1999)
                        ---------------------------------

1. PURPOSE

The purpose of this Employee Share Option Plan (the "Plan") of Visible Genetics Inc., an Ontario corporation (the "Company"), is to provide an incentive to officers, consultants and key employees of the Company and its affiliates by providing them with the opportunity, through share options, to acquire an increased proprietary interest in the Company.

2. ADMINISTRATION

The Compensation Committee of the Company's Board of Directors (the "Directors") shall supervise and administer the Plan.

3. GRANTING OF OPTIONS

The Directors may from time to time by resolution designate persons who are officers, consultants or key employees of the Company or any of its affiliates (the "Optionees") to whom options to purchase common shares of the Company (the "Common Shares") may be granted and the number of the Common Shares to be optioned to each of them, provided that the total number of Common Shares to be optioned under this Plan shall not exceed the number provided for in Section 4 hereof. Options shall be granted for a period of up to ten (10) years from the date, in each case, of the grant, and otherwise upon and subject to such terms, conditions, limitations, prohibitions and restrictions as are herein contained, and the said number of authorized and unissued Common Shares (subject to adjustment pursuant to the provisions of Section 8 hereof) be and they are hereby set aside and reserved for allotment for the purpose of this Plan.

The Directors may, in their discretion, require as conditions to the grant or exercise of any option that the Optionee shall have:

     a) Represented, warranted and agreed in form and substance satisfactory to the Company that the Optionee is acquiring and will acquire such option and the Common Shares to be issued upon exercise thereof or, as the case may be, is acquiring such Common Shares, for the Optionee's own account for investment and not with a view to or in connection with any distribution, that the Optionee has access to such information as is necessary to enable the Optionee to evaluate the merits and risks of such investment and that the Optionee is able to bear the economic risk of holding such Common Shares for an indefinite period;

     b) Agreed to restrictions on transfer in form and substance satisfactory to the Company and to an endorsement on the option or certificate representing the Common Shares making appropriate reference to such restrictions; and



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     c)   Agreed to indemnify the Company in connection with the foregoing.

In addition, any option granted under this Plan shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Common Shares subject to such option upon any securities exchange or under any law or regulation of any jurisdiction, or the consent or approval of any securities exchange or any governmental or regulatory body, is necessary as a condition of, or in connection with, the grant or exercise of such option or the issuance or purchase of Common Shares hereunder, such option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, qualification, consent or approval.

4. SHARES SUBJECT TO PLAN

The maximum number of Common Shares which may be reserved for issuance under this Plan, subject to adjustment or increase of such number pursuant to the provisions of Section 8 hereof, is 1,500,000 Common Shares. In addition, the aggregate number of Common Shares reserved for issuance under all options granted to any one Optionee, whether granted pursuant to a plan or any other option right or share purchase right (whether granted pursuant to a plan or otherwise) granted by the Company and outstanding at such time, shall not exceed the number of Common Shares permitted to be so reserved to such Optionee by law and by the regulations, rules or policies of the several securities authorities and stock exchanges to which the Company is on the relevant date subject.

Common Shares in respect of which options are not exercised shall be available for options subsequently granted. No fractional Common Shares may be purchased under this Plan.

5. TERMS, CONDITIONS AND FORM OF OPTIONS

Each option granted under the Plan shall be evidenced by a written agreement in such form as the Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     a) OPTION EXERCISE PRICE. The option exercise price per Common Share for each option granted under the Plan shall be as determined by the Directors, provided that such price shall not be less than the current market price of the Common Shares on the date of the grant. For the purposes hereof, the term "current market price" shall mean the current market price as determined in good faith by the Directors.

     b) OPTIONS NON-TRANSFERABLE. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the United states Internal Revenue Code (the



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          "Code")), and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     c) EXERCISE PERIOD. Except as otherwise provided in the plan, each option may be exercised fully on the date of grant of such option, provided that, subject to the provisions of Section 5(d), no option may be exercised more than ninety (90) days after the optionee ceases to serve as an employee or consultant of the Company. No option shall be exercisable after the expiration of ten (10) years from the date of grant or prior to approval of the Plan by the shareholders of the Company, whichever is earlier.

     d) EXERCISE PERIOD UPON DISABILITY OR DEATH. Notwithstanding the provisions of Section 5(c), any option granted under the Plan:

               (i) may be exercised in full by an optionee who becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereof) while serving as an employee or consultant of the Company; or

               (ii) may be exercised:

                    (A) in full upon the death of an optionee while serving as an employee or consultant of the Company, or

                    (B) to the extent when exercisable upon the death of an optionee within ninety (90) days of ceasing to serve as an employee or consultant of the Company,

               by the person to whom it is transferred by will, by the laws of descent and distribution, or by written notice filed pursuant to Section 5(g);

                  in each such case within the period of one year after the date the optionee ceases to be such an employee or consultant; provided, that no option shall be exercisable after the expiration of ten (10) years from the date of grant.

     (e) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by payment of the full consideration for the Common Shares as to which they are exercised.

     (f) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price (i) by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options or, (ii) to the extent provided in the applicable option agreement, by delivery to the Company of Common Shares then owned by the optionee having a fair market value equal

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          in amount to the exercise price of the Options being exercised, or
          (iii) by any combination of such methods of payment. The fair market value of any Common Shares or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Directors.

     (g) EXERCISE OF REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. A Director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of his death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6. ASSIGNMENTS

The rights and benefits under the Plan may not be assigned except for the designation of a beneficiary as provided in Section 5.

7. LIMITATION OF RIGHTS

     (a) NO RIGHT TO CONTINUE AS AN EMPLOYEE OR CONSULTANT. Neither the Plan nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain an employee or consultant for any period of time.

     (b) NO SHAREHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a shareholder with respect to the Common Shares covered by his options until the date of the issuance to him of a share certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

8. CHANGES IN CAPITAL STOCK

     (a) If (x) the outstanding shares of Common Shares are increased, decreased or exchanged for a different number or kind of share or other security of Company, or (y) additional shares of Common Shares or new or different shares of Common Shares or other securities of the Company or other non-cash assets are distributed with respect to such shares or other securities, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transactions with respect to such shares or other securities, and appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares reserved for issuance under the plan, and (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price of each share subject to any then outstanding options under the Plan, without changing the aggregate purchase

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          price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 8 if such adjustment would cause the Plan to fail to comply with Rule 16b-3 or any successor rule promulgated pursuant to Section 16 of the Securities Exchange Act of 1934.

     (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger, the shareholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options take one or more of the following actions: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the optionee, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, or (iii) if, under the terms of a merger transaction, holders of the Common Shares of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Shares subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options.

9. AMENDMENT OF THE PLAN

The Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the shareholders of the Company no revision or amendment shall change the number of shares subject to the Plan or the number of shares issuable to any shareholder of the Company under the Plan (except as provided in Section 8), change the designation of the class of persons eligible to receive options, or materially increase the benefits accruing to participants under the Plan.

10. WITHHOLDING

The Company shall have the right to deduct from payments of any kind otherwise due to the optionee, any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan.



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11. EFFECTIVE DATE AND DURATION OF THIS PLAN

     (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Directors and approved by the Company's shareholders. Amendments to the plan not requiring shareholder approval shall become effective when adopted by the Directors; amendments requiring shareholder approval shall become effective when adopted by the Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee.

     (b) TERMINATION. Unless sooner terminated by the Directors, the Plan shall terminate upon the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan.

12. NOTICE

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Secretary of the Company and shall become effective when it is received.

13. GOVERNMENTAL REGULATION

The Company's obligation to sell and deliver shares of Common Shares under the plan is subject to the approval of or requirements of any governmental authority applicable in connection with the authorization, issuance or sale of such shares.

14. COMPLIANCE WITH RULE 16b-3

Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor promulgated pursuant to Section 16 of the Securities Exchange Act of 1934. To the extent any provision of the Plan or action by the Directors in administering the plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Directors.

15. GOVERNING LAW

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein.



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16. SUCCESSORS AND ASSIGNS

This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon an optionee, and all rights granted to the Company hereunder, shall be binding upon the optionee's heirs, legal representatives and successors.

17. ENTIRE AGREEMENT

This Plan and the written agreement with respect to each option granted under this Plan constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and such written agreement, the terms and conditions of this Plan shall control.

18. INCENTIVE STOCK OPTIONS

Notwithstanding anything in the Plan to the contrary, options granted under the Plan which are intended to be "Incentive Stock Options" within the meaning of
Section 422 of the Code shall be subject to the following additional terms and conditions:

     (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the written agreement evidencing such Incentive Stock Options. Incentive Stock Options may be granted only to persons who are, at the time of grant, employees of the Company or any parent or subsidiary of the Company as respectively defined in Sections 424(e) and 424(f) of the Code (an "Affiliate"). No Incentive Stock Option may be granted hereunder more than ten (10) years from the earlier of (i) the date the Plan was adopted, or (ii) the date the Plan was approved by the shareholders of the Company.

     (b) EXERCISE PRICE. The option exercise price per Common Share subject to each Incentive Stock Option granted under the Plan shall not be less than 100% of the fair market value of a Common Share at the time of grant of such option. For purposes of the Plan, the fair market value of a Common Share as of a specified date shall be determined in good faith by the Directors. In no case shall the fair market value of a Common Share be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

     (c) 10% SHAREHOLDER. Notwithstanding the foregoing, if any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:



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               (i)  the option exercise price per Common Share subject to such
                    Incentive Stock Option shall not be less than 110% of the fair market value of a Common Share at the time of grant; and

               (ii) the option exercise period shall not exceed five (5) years from the date of grant.

     (d) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other Incentive Stock Option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for Common Shares with an aggregate fair market value, as of the respective date or dates of grant, of more than $100,000.

     (e) EXERCISABILITY, TERMINATION OF EMPLOYMENT, DEATH AND DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company or an Affiliate, except that:

               (i) an Incentive Stock Option may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company or an Affiliate (or within such lesser period as may be specified in the acceptable option agreement), to the extent it is otherwise exercisable at the time of such cessation,

               (ii) if the optionee dies while in the employ of the Company or an Affiliate, or within three (3) months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one (1) year after the date of death (or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of the optionee's death, and

               (iii) if the optionee becomes disabled (within the meaning of
                    Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company or an Affiliate, the Incentive Stock Option may be exercised within the period of one (1) year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement), to the extent it is otherwise exercisable at the time of such cessation.

          For purposes of any Incentive Stock Option granted hereunder, "employment" shall be defined in accordance with the provisions of
          Section 1.421-7(h) of the



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          U.S. Income Tax Regulations (or any successor regulations).
          Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after the earlier of (1) its expiration date, or (2) the tenth anniversary of the date of which the Incentive Stock Options is granted.

     (f) TRANSFER, ASSIGNMENT. No Incentive Stock Option granted under this Plan shall be assignable or otherwise transferable by the optionee, except by will or by the laws of descent and distribution. An Incentive Stock Option may be exercised during the lifetime of the optionee only by the optionee.

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